Exhibit 10.13
LICENSE AGREEMENT
     THIS LICENSE AGREEMENT (this “Agreement”), dated as of October ___, 2003 (the “Effective Date”), is entered into between Archemix Corp., a Delaware corporation, having a place of business at 1 Hampshire Street, Cambridge, MA 02139 (“Archemix”), and Regado Biosciences, Inc., a Delaware corporation, having a place of business at                                                             , (“Regado”).
     WHEREAS, Archemix owns or has rights in certain technology regarding aptamers and their modifications; and
     WHEREAS, Regado desires to obtain a worldwide license under Archemix’s rights in such technology to develop and commercialize Licensed Products for use in therapeutics.
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties agree as follows:
1	DEFINITIONS
1.1	“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person. A Person shall be regarded as in control of another Person if it owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock or other ownership interest of the other Person, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other Person by any means whatsoever.

1.2	“Anti-Fibrin Activity” shall mean the elimination or modulation of fibrin deposition, platelet adhesion and/or platelet aggregation in humans.

1.3	“Anti-Fibrin Antidote Activity” shall mean the termination or modulation of Anti-Fibrin Activity.

1.4	“Aptamers” shall mean oligonucleotides, including any structural variations and modifications, derivatives, homologs, analogs and/or mimetics thereof, identified through the SELEX Process.

1.5	“Commercial License” shall have the definition set forth in Section 2.1(b).

1.6	“Controlled” shall mean, with respect to a particular item of information or intellectual property right, that the applicable Party owns or has a license to such item or right and has the ability to grant to the other Party access to and a license or sublicense (as applicable) under such item or rights as provided for in this Agreement without violating the terms of any agreement or other arrangement with any Third Party.

1.7	“Damages” shall mean any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses, court costs, and reasonable fees and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

disbursements of counsel, consultants and expert witnesses incurred by a Party hereto (including any interest payments which may be imposed in connection therewith).

1.8	“Excluded Aptamers” shall mean (a) [***], (b) [***], and (c) any Aptamer directed to a target for use outside the Field and (d) the following targets:
i.	[***];

ii.	[***];

iii.	[***];

iv.	[***];

v.	[***];

vi.	[***];

vii.	[***];

viii.	[***]; and

ix.	[***].
1.9	“Field” shall mean the use of a Licensed Product for the treatment of diseases or conditions in humans caused or characterized by factors involved in, and the modulation of, fibrin deposition, platelet adhesion and/or platelet aggregation; provided, however, that the Field shall not include the treatment of any conditions or diseases of the [***] and [***], the [***] or the [***]. The Field shall not include the diagnosis of any diseases or conditions nor any uses relating to the [***].

1.10	“First Commercial Sale” shall mean, with respect to any Licensed Product, the first sale for use or consumption by the general public of such Licensed Product.

1.11	“Gilead-Archemix License Agreement” shall mean the License Agreement Between Gilead Sciences, Inc. and Archemix Corp. dated October 21, 2001.

1.12	“Interested Party” shall mean Regado, Archemix or Gilead and “Interested Parties” shall mean Regado, Archemix and Gilead.

1.13	“In Vitro Diagnostics” shall mean the use of the SELEX Process or Aptamers identified through the use of the SELEX process in the assay, testing or determination outside of a living organism, of a substance in a test material.

1.14	"In Vivo Diagnostic Agent” shall mean any Licensed Product containing one or more Aptamers that is used for any human in vivo diagnostic purpose related to,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

inter alia, the identification, quantification or monitoring of the propensity toward, or actual existence of, any disease state.

1.15	“Licensed IP Rights” shall mean, collectively, the Licensed Patent Rights and the Licensed Know-How Rights.

1.16	“Licensed Know-How Rights” shall mean all trade secrets, know-how, information and data Controlled by Archemix during the Term that is not generally known (including, but not limited to, information and data regarding formulae, procedures, protocols, techniques and results of experimentation and testing), which is necessary or useful for Regado to practice within the Field any invention, composition of matter, method or process claimed or disclosed in any issued patent or pending patent application within the Licensed Patent Rights.

1.17	“Licensed Patent Rights” shall mean any and all patents or patent applications Controlled during the Term by Archemix that are necessary or useful for the performance of the SELEX Process or the manufacture, sale, offer for sale, importation or use of Aptamers, excluding the Excluded Aptamers, within the Field, including, without limitation, the Licensed SELEX Patent Rights; provided, however, that patents and patent applications claiming the composition or use of specific Aptamers shall not be included within the definition of “Licensed Patent Rights” except to the extent they are included within the Licensed SELEX Patent Rights.

1.18	“Licensed Product” shall mean a product that contains an Aptamer, other than an Excluded Aptamer, with Anti-Fibrin Activity, and that has, as another component, a nucleic acid that has Anti-Fibrin Antidote Activity, wherein the discovery, development, manufacture, use, sale or importation of such product would infringe a Valid Claim within the Licensed Patent Rights but for the grant and continuing validity of the license granted by Archemix to Regado in Section 2.1 hereof. In addition, if Regado manufactures, uses, sells, offers for sale, has sold or imports a product that would constitute a Licensed Product but for the fact that Regado did not discover or develop the Aptamer contained within such product, then, that product shall be deemed to be within the definition of the term “Licensed Product” for all purposes hereunder. For avoidance of doubt, in addition to the foregoing requirements, a product must have therapeutically significant levels of both Anti-Fibrin Activity and Anti-Fibrin Antidote Activity in order to be a “Licensed Product.”

1.19	“Licensed SELEX Patent Rights” shall mean (a) those certain patent applications and patents listed on Schedule A hereto and any patent or patent application claiming priority therefrom; (b) all patents that have issued or in the future issue from such patent applications, including utility, model and design patents and certificates of invention; and (c) all divisionals, continuations, continuations-in-part, reissues, renewals, extensions or foreign counterparts or additions to any such patent applications and patents.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.20	“NDA” shall mean a New Drug Application, as defined in the United States Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or any successor application thereto.

1.21	“Net Sales” shall mean, with respect to any Licensed Product, the invoiced sales price of such Licensed Product billed to independent customers by Regado and its Affiliates, less (a) credits, allowances, discounts and rebates to, and chargebacks from the account of, such independent customers for spoiled, damaged, out-dated, rejected or returned Licensed Product or bad debts; (b) actual freight and insurance costs incurred by Regado in transporting such Licensed Product to such customers; (c) cash, quantity and trade discounts and other price reductions; (d) sales, use, value-added and other direct taxes incurred; and (e) customs duties, surcharges and other governmental charges incurred by Regado in connection with the exportation or importation of such Licensed Product.

1.22	“Party” shall mean Regado or Archemix and “Parties” shall mean Regado and Archemix.

1.23	“Person” shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

1.24	“Phase III Trial” shall mean a clinical trial designed to demonstrate the safety and efficacy of a Licensed Product as more fully defined in 21 CFR 312.21(c) or any successor regulation thereto.

1.25	“Proprietary Information” shall mean, subject to the limitations set forth in Section 9.1 hereof, any confidential information of a Party disclosed by such Party to the other Party in the course of negotiating or performing under this Agreement that is identified as confidential by the disclosing party at the time of its disclosure.

1.26	“Radio Therapeutic” shall mean any Licensed Product for human therapeutic use that contains one or more Aptamers that target specifically any diseased tissue, cells or disease-specific molecules or any tissue or cells which are affected by a disease or located in the close neighborhood of a disease process and linked to or incorporates (a) radionucleotides or (b) any structure or elements which develop therapeutic effects similar to the effect of linking or incorporating radionucleotides after submission of any kind of radiation.

1.27	“Regado Improvements” shall mean any inventions, patentable or not, information and/or data Controlled by Regado after the Effective Date and during the term of this Agreement, that were derived from the practice of the Licensed IP Rights, and that relate to (a) improvements in the SELEX Process and (b) improvements made to the Licensed IP Rights.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.28	“Regado SELEX Technology” shall mean any know-how, technology, inventions, information or data Controlled by Regado as of the Effective Date of this Agreement or during the Term, that constitute a modification or improvement to the SELEX Process.

1.29	“Research License” shall have the definition set forth in Section 2.1(a).

1.30	“Royalty Term” shall mean, as determined on a Licensed Product-by-Licensed Product and country-by-country basis, the period of time commencing on the date of the First Commercial Sale of such Licensed Product in such country, and ending upon the expiration or termination of the last Valid Claim within the Licensed Patent Rights that covers the development, manufacture, use, sale or importation into such country of such Licensed Product.

1.31	“SELEX Process” means any process for the identification of a nucleic acid, which process is disclosed in or falls within the claimed scope of the Licensed SELEX Patent Rights.

1.32	“Sublicense Income” shall mean the consideration payable to Regado in connection with a sublicense of any or all of the rights granted hereunder to Regado by Archemix, including without limitation, any and all upfront payments, annual fees, milestone payments, royalties but excluding (a) payment for research or development to be conducted by Regado or its Affiliates for the benefit of the Sublicensee to the extent not in excess of the actual direct cost of performing such research and development, and (b) proceeds from the sale and issuance of Regado securities to a Sublicensee to the extent not in excess of the fair market value of said securities.

1.33	“Sublicensee” shall mean a Third Party to whom Regado grants a sublicense of any or all of the rights granted hereunder to Regado by Archemix

1.34	“Territory” shall mean the world.

1.35	“Third Party” shall mean any Person other than Archemix, Regado and their respective Affiliates.

1.36	“URC License Agreement” shall mean the Restated Assignment and License Agreement, dated July 17, 1991, by and between University Research Corporation and Gilead as successor in interest to NeXstar.

1.37	“UTC” shall mean University Technology Corporation, the successor to the University Research Corporation.

1.38	“Valid Claim” shall mean (a) a claim of an issued and unexpired patent within the Licensed Patent Rights, which has not been held permanently revoked, found unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

reissue or disclaimer or otherwise, or (b) a claim of a pending patent application so long as there exists an issued and unexpired patent meeting the criteria of clause (a) above that includes a claim covering the discovery, development, manufacture, use, sale or importation into the country of the Licensed Product.
2	LICENSE GRANT
2.1	License Grants to Regado. Subject to the terms and conditions set forth herein (including Section 2.5), Archemix hereby grants to Regado the following licenses during the term of this Agreement (a) a non-exclusive, non-sublicenseable license under the Licensed IP Rights, to use the SELEX Process, for the purpose of identifying and developing anti-protein Aptamers for use solely as part of a Licensed Product (the “Research License”) and (b) an exclusive, worldwide license under the Licensed IP Rights, with the right to grant Sublicenses as set forth in Section 2.2, to develop, manufacture, use, sell, offer for sale, have sold, and import Licensed Products solely for use in the Field (the “Commercial License”). For the avoidance of doubt the Research License shall include the right to test potential Licensed Products in animal.

2.2	Sublicense Rights. Subject to Archemix’s rights under Article 8, Regado shall have the right to grant sublicenses solely under the Commercial License. Regado shall give Archemix prompt written notice of each sublicense under this Agreement along with a copy of such sublicense. Any such sublicense shall contain provisions for the assignment to Archemix of Regado’s interest therein upon termination of this Agreement, subject to the last sentence of this Section 2.2, unless the termination of this Agreement arises out of the action or inaction of such Sublicensee or the Sublicensee is then in breach of its obligations under such sublicense, in which case Archemix, at its option, may terminate such sublicense. Notwithstanding this, if in Regado’s opinion, sublicensee did not materially breach the agreement, Regado may challenge the termination under the provisions of Section 8.3. Each sublicense shall also contain provisions which obligate such Sublicensee to comply with terms, conditions, agreements and obligations that are consistent with the terms, conditions, agreements and obligations to which Regado is subject under this Agreement. Archemix hereby agrees to accept such assignment and that such sublicense, as assigned, will remain in full force and effect, provided that Archemix shall have no obligation thereunder except to maintain the continued effectiveness of the sublicense.

2.3	Negative Covenants.
2.3.1	Without limiting any of the other terms, conditions and limitations contained herein, Regado shall not (a) use the SELEX Process or otherwise select Aptamers against targets for use outside the Field, (b) perform any research or development on any Aptamer for use outside the Field (c) provide Aptamers for use outside the Field to any party that does not possess a valid license to the Licensed SELEX Patent Rights for the intended use of the Aptamer, except for evaluation of the aptamer as a
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

therapeutic; (d) make, use, sell, offer for sale, import or export any Licensed Products containing any Excluded Aptamers, (e) make, use, sell, offer for sale, import or export any Excluded Aptamers, or (f) make, use, sell, offer for sale, import or export any Aptamers for In Vitro Diagnostics, as In Vivo Diagnostic Agents or as Radio Therapeutics.

2.3.2	Subject to the terms and conditions set forth herein, Archemix hereby agrees not to develop, or grant to any Third Party the right, under the Licensed IP Rights, to develop therapeutic aptamers to modulate the Factor [***] or the Factor [***] [***]. The foregoing restriction shall terminate on the first to occur of the following events: (a) the [***] anniversary of the Effective Date; (b) at any time after the [***] anniversary of the Effective Date upon [***] months prior written notice from Archemix to Regado, or (c) on a target-by-target basis, if Regado discontinues active development of Licensed Products against aptamers used to modulate Factor [***] or the Factor [***].
2.4	License Grants to Archemix.
2.4.1	Subject to the terms and conditions hereof, Regado hereby grants to Archemix, a royalty-free, paid-up, and non-exclusive nontransferable license under Regado’s intellectual property rights relating to the Regado Improvements (a) to conduct internal research solely within Archemix.

2.4.2	Subject to the terms and conditions set forth herein (including Section 2.5), Regado hereby grants to Archemix a royalty-free, paid-up, non-exclusive license, with the right to grant sublicenses solely as provided in this Section 2.4.2, under intellectual property rights Controlled by Regado, as of the Effective Date and during the Term, that relate to Regado SELEX Technology, for any and all uses outside of the Field. The license granted under this Section 2.4.2 shall remain in effect following the expiration or termination of this Agreement for any reason other than a termination by Regado under Section 11.2 due to a material breach by Archemix.
2.5	Third Party Agreements. The Parties each hereby acknowledge that certain of the intellectual property rights which are subject to the licenses granted herein may be Controlled by the Party granting such license (the “Licensor” and the other Party under such circumstances is the “Licensee”) by virtue of a license (a “Third Party Agreement”) granted to the Licensor by a Third Party. Except as otherwise set forth in this Section 2.5, the Parties hereby agree to pay, either to the Licensor or directly to such Third Party as the Licensor shall determine, any and all incremental costs (including without limitation, milestones and royalties) required to be paid under a Third Party Agreement due to the grant of the license of such rights to the Licensee or the exercise of those rights by the Licensee (such amounts are “Third Party Royalties”). Notwithstanding the foregoing, and subject to the terms and conditions set forth herein, Archemix shall be responsible for all
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

amounts payable to Third Parties for the rights to the Licensed SELEX Patent Rights and Regado shall be responsible for all amounts payable to Third Parties for the rights to the intellectual property licensed to Regado by Duke University (or any of its Affiliates or agents). The Parties further agree (a) to provide notice and copies to each other of all Third Party Agreements that require the payment of Third Party Royalties (with terms and conditions that are not relevant to the Licensee redacted), (b) to refrain from breaching, or causing the Licensor to breach, any Third Party Agreements, and (c) when acting as Licensor, to refrain from charging or attempting to charge any fee or royalty to the Licensee in connection with the grant or exercise of such license, other than Third Party Royalties, or the amounts due under Section 3 of this Agreement. The Parties further acknowledge and agree that either of them, when acting as Licensee, may, by notice to the Licensor, reject or terminate the licenses granted to them hereunder with respect to rights under any Third Party Agreement(s), at any time during the term, without effecting the ongoing effectiveness of this Agreement.
3	TECHNOLOGY ACCESS FEE; ROYALTIES; MILESTONES
3.1	Technology Access Fee. In consideration of the licenses and rights granted to Regado herein, Regado shall, as of the date immediately preceding the closing (the “Closing”) of the first equity financing of Regado in which Regado is assigned a pre-money valuation of not less than [***] dollars ($[***]), issue to Archemix fully-paid and non-assessable shares of common stock of Regado equal to [***] percent ([***]%) of the total number of equity shares of Regado, on a fully diluted basis, immediately prior to the issuance of shares at the Closing. Regado shall deliver written notice of the Closing to Archemix at least [***] business days prior to such Closing in accordance with the notice provisions contained in Section 14.1 of this Agreement. Archemix and Regado shall enter into such agreements relating to the issuance of the common stock as are customary under such circumstances.

For the purpose of this Agreement, “fully diluted basis” shall mean the aggregate of (a) the number of shares of common stock issued and outstanding on the determination date, (b) the number of shares of common stock issuable upon exercise, exchange or conversion of all exercisable, exchangeable or convertible securities outstanding on the determination date, assuming such securities were exercised, exchanged or converted on the determination date (without regard to whether such securities are actually exercisable, exchangeable or convertible on the determination date) and (c) the number of shares of common stock issuable pursuant to any other obligation or agreement of, or right granted by, Regado, whether vested or unvested, contingent or otherwise.

3.2	Royalty Payments. In consideration for the licenses granted to Regado herein, Regado shall pay royalties to Archemix equal to [***] percent ([***]%) of Net Sales of Licensed Products beginning with the First Commercial Sale by Regado or its Affiliates and continuing during the Royalty Term, and (ii) [***] percent
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

([***]%) of all Sublicense Income received by Regado or its Affiliates during the Term.
If Regado grants a sublicense to a Third Party to develop therapeutic aptamers that modulate the Factor [***] or the Factor [***], then Regado shall pay to Archemix, an additional [***] percent ([***]%) of all Sublicense Income received by Regado in connection with that sublicense, for a total of [***] percent ([***]%) of such Sublicense Income. However, if Regado grants this sublicense after the completion of a [***], or if Archemix terminates the period described under Section 2.3.2 prior to [***] anniversary of the Effective Date by notice to Regado, then such additional [***] percent ([***]%) will not be payable hereunder.
As further consideration for the term of exclusivity granted in Section 2.3.2, Regado shall provide Archemix with an additional [***] percent ([***]%) of all Sublicense Income. If Archemix terminates the period described under Section 2.3.2 prior to [***] of the Effective Date by notice to Regado, then such additional [***] percent ([***]%) will not be payable hereunder.
3.3	Milestones. In consideration for the licenses granted to Regado herein, Regado shall pay the amounts indicated below to Archemix within [***] days following the achievement of each of the events indicated below for Licensed Products developed by Regado to achieve each such event:

Event	Milestone Payment Amount
[***]*	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
*[***] is [***] upon [***] of the [***] in such [***].
Regado shall provide no less than [***] days prior written notice to Archemix of the anticipated achievement of each of the above-described milestone events with respect to each Licensed Product and written notice of the actual achievement of each of the above milestone events with respect to each Licensed Product no later than [***] days following each such achievement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

4	ROYALTY REPORTS AND ACCOUNTING
4.1	Royalty Reports. Following the First Commercial Sale of a Licensed Product and continuing throughout the term, Regado shall furnish to Archemix a [***] written report showing in reasonably specific detail the calculation of royalties owing with respect to the sale of Licensed Products by Regado and its Affiliates for the prior quarter. With respect to sales of Licensed Products invoiced in United States dollars, all amounts shall be expressed in United States dollars. With respect to sales of Licensed Products invoiced in a currency other than United States dollars, all amounts shall be expressed in the domestic currency of the party making the sale together with the United States dollar equivalent. The United States dollar equivalent shall be calculated using the average of the exchange rate (local currency per US$1) published in The Wall Street Journal, Eastern Edition, under the heading “Currency Trading” on the last business day of each month during the applicable calendar quarter. Reports shall be due on the [***] day following the close of each [***]. Regado shall also furnish to Archemix a report promptly upon receipt of any Sublicense Income, showing in reasonably specific detail the calculation of Sublicense Income (including any deductions from the gross amount received from the Sublicensee) and the amounts owing with respect to such Sublicense Income. Regado shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined.

4.2	Audits.
4.2.1	Upon the written request of Archemix and not more than [***] in each [***], Regado shall permit an independent certified public accounting firm of nationally recognized standing selected by Archemix and reasonably acceptable to Regado, at Archemix’ expense, to have access during normal business hours to such of the records of Regado as may be reasonably necessary to verify the accuracy of the royalty reports for any year ending not more than [***] months prior to the date of such request. The accounting firm shall disclose to Archemix only whether or not the reports are correct and the amount of any discrepancies. No other information shall be shared.

4.2.2	If such accounting firm concludes that additional royalties were owed during such period, Regado shall pay the additional royalties within [***] days of the date Archemix delivers to Regado such accounting firm’s written report so concluding. The fees charged by such accounting firm shall be paid by Archemix; provided, however, if the audit discloses that the royalties payable by Regado for the audited period are more than [***] percent ([***]%) of the royalties actually paid for such period, then Regado shall, in addition to paying the overdue amounts, pay the reasonable fees and expenses charged by such accounting firm.
4.3	Confidential Financial Information. Archemix shall treat all financial information subject to review under this Section 5 as confidential, and shall cause its
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

accounting firm to retain all such financial information in confidence under Section 9 below.
5	PAYMENT TERMS
5.1	Payment Terms. Royalties shown to have accrued by each royalty report provided for under Section 5.1 above shall be due on the date such royalty report is due. Payment of royalties in whole or in part may be made in advance of such due date. Overdue amounts shall bear interest at the rate of [***] percent ([***]%) per month. Acceptance of overdue amounts plus interest shall not constitute a waiver by Archemix of any other remedies it may have hereunder or otherwise.

5.2	Exchange Control. If at any time legal restrictions prevent the prompt remittance of part or all royalties with respect to any country where a Licensed Product is sold, Regado shall promptly notify Archemix of such fact and shall make such payments by depositing the amount thereof in local currency in a bank or other depository institution in such country indicated by Archemix.

5.3	Withholding Taxes. Regado shall be entitled to deduct the amount of any withholding taxes, value-added taxes or other taxes, levies or charges with respect to such amounts, payable by Regado, its Affiliates or Sublicensees, or any taxes required to be withheld by Regado, its Affiliates or Sublicensees, to the extent Regado, its Affiliates or Sublicensees pay to the appropriate governmental authority on behalf of Archemix such taxes, levies or charges. Regado shall use reasonable efforts to minimize any such taxes, levies or charges required to be withheld on behalf of Archemix by Regado, its Affiliates or Sublicensees. Regado promptly shall deliver to Archemix proof of payment of all such taxes, levies and other charges, together with copies of all communications from or with such governmental authority with respect thereto.

5.4	Limitations Imposed by Law. If any amount payable under Section 3 or Section 5.1 are limited by any applicable laws, regulations or government order, then the amount payable shall be deemed to be the highest amount payable under such law, regulation or government order.
6	FUNDING REQUIREMENT
6.1	Funding Requirement. Regado shall close an equity financing, or series of financings, having aggregate proceeds of at least [***] dollars ($[***]) on or before the first anniversary of the Effective Date. Failure of Regado to close such a financing in accordance with this Section 6.1 will constitute a material breach of this Agreement.
7	PROGRESS REPORT AND COMMERCIAL APPLICATION
7.1	Progress Report. On or before February 28 and August 30 of each year, commencing as of February 28, 2004 and ending on August 30 of the calendar
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

year following the calendar year in which Regado, its Affiliates or Sublicensees first begins to market any Licensed Product, Regado shall provide a semi-annual progress report to Archemix, each report covering the [***] month period preceding the due date of the report. Thereafter, Regado shall provide such reports on an annual basis covering the [***] month period preceding the due date of the report. Each report shall describe any Regado Improvements, notice of any patents filed by Regado in connection with any Regado Improvements and the progress made by Regado, its Affiliates or Sublicensees toward the commercial development of any Licensed Products or services utilizing the Licensed IP Rights. Such report shall include at a minimum, information reasonably sufficient to enable Archemix to satisfy its reporting obligations to Gilead under the Gilead-Archemix License Agreement with respect to this Agreement, including any reporting obligations of the U.S. Government, and to assess the progress made by Regado toward meeting the diligence requirements of Section 7.2 below.

7.2	Commercial Application. Regado, either directly or with and through the efforts of its Affiliates and Sublicensees, shall at all times use commercially reasonable efforts to proceed with the development, manufacture and sale of Licensed Products, including, without limitation, maintaining sufficient facilities, resources and personnel to fulfill its obligations under this Agreement. In the event that Regado, its Affiliates and Sublicensees cease reasonable efforts to develop the commercial applications of the Licensed Products for a period of at least [***] months Archemix will have the option, at its sole discretion, to terminate this Agreement pursuant to Section 11.2 below. In such event, Archemix may exercise its option; provided, however, that (a) Archemix delivers advance written notice of its decision to exercise such option to force a reversion of the technology to Archemix, and (b) for a period of [***] months following Regado’s receipt of such notice, Regado, its Affiliates, and Sublicensees, shall have the right and opportunity to cure the alleged cessation of such reasonable commercial development. Further, if Regado or its sublicensee disagrees that it has ceased reasonable efforts to commercialize a Licensed Product, or disagrees that it has not sufficiently cured a cessation of reasonable efforts, it can request arbitration of the termination decision under the terms of Section 8.3 by written notice to Archemix within [***] month of a written notice of termination. Regado acknowledges and agrees that under the URC License Agreement and the Gilead-Archemix License Agreement, Archemix rights in the Licensed IP Rights may revert to Gilead or the UTC if Archemix, its Affiliates and all assignees and sublicensees cease reasonable efforts to develop the commercial applications of the Licensed Products and services utilizing the Licensed IP Rights.

Regado further acknowledges and agrees that, in the event of any termination of the URC License Agreement, the licenses granted to Regado hereunder shall remain in full force and effect in accordance with Section 3.4 of the URC License Agreement, provided that Regado is not then in breach of this Agreement and Regado agrees to be bound to UTC as the licensor under the terms and conditions of this Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Regado further acknowledges and agrees that, in the event of any termination of the Gilead-Archemix License Agreement, the licenses granted to Regado hereunder shall remain in full force and effect in accordance with Section 2.3 of the Gilead-Archemix License Agreement provided that Regado agrees to be bound to Gilead as the licensor under the terms and conditions of this Agreement and provided that if the termination of the Gilead-Archemix License Agreement arises out of the action or inaction of Regado, Gilead, at its option, may terminate such license.
8	ARCHEMIX RIGHT OF FIRST REFUSAL
8.1	Partnering Rights. Regado shall have the sole and exclusive right to develop and commercialize the Licensed Products worldwide and to enter into such agreements with respect to the transfer of such rights as it deems appropriate in its sole discretion. However, if and to the extent that Regado finalizes the terms of a collaboration agreement with one or more Third Parties (a “Partnering Agreement”) concerning part or all of the development and commercialization of one (1) or more Licensed Products (each a “Partnered Product”), Regado shall, prior to entering into a binding agreement, give written notice (a “Collaboration Agreement Notice”) to Archemix that shall include a description of the other party and a statement of the proposed, material terms for the Partnering Agreement (the “Proposed Terms”).

8.2	Good Faith Determination and Exercise of Rights. Upon receipt of the Collaboration Agreement Notice, Archemix shall have [***] days to determine in good faith, subject to due diligence, whether the Proposed Terms are in keeping with terms that are customary in the industry at that time for similar deals between similarly-situated parties. If Archemix makes such a determination, then Archemix shall provide prompt written notice to Regado of that determination and Regardo shall be free, for the next [***] months, to enter into a Partnering Agreement with the party identified in the Collaboration Agreement Notice on the Proposed Terms. In the event that Archemix determines that the Proposed Terms are not in keeping with terms that are customary in the industry at that time for similar deals between similarly-situated parties, then Archemix shall provide prompt written notice of that determination to Regado and Regado shall have a period of [***] days to agree with such determination or to initiate arbitration of that dispute as set forth in Section 8.3. If either (a) Regado agrees with Archemix’ determination that the Proposed Terms are not in keeping with terms that are customary in the industry at that time for similar deals between similarly-situated parties, or (b) the arbitrator makes such a determination in accordance with Section 8.3, then Archemix shall have the option, to be exercised within [***] days, to either enter into a Partnering Agreement with Regado on the Proposed Terms or Archemix may waive such right and allow Regado to enter into a Partnering Agreement with the party identified in the Collaboration Agreement Notice on the Proposed Terms at any time within the next [***] months. If the arbitrator determines pursuant to Section 8.3 that the Proposed Terms are in keeping with terms that are customary in the industry at that time for
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

similar deals between similarly-situated parties, then Regado shall be free to enter into a Partnering Agreement with the party identified in the Collaboration Agreement Notice on the Proposed Terms at any time within the next [***] month period. If, in the event that Regado is permitted by the terms of this Section 8.2 to enter into a Partnering Agreement with a Third Party within a [***] month period, and Regado and such Third Party fail to both execute and deliver a Partnering Agreement containing the Proposed Terms within such [***] month period, then Regado’s right to enter into such an agreement shall expire and the proposed Partnered Products shall again become subject to Archemix’s rights as described herein. Any Partnering Agreement entered into in violation of Section 8.1 or this Section 8.2 shall be deemed a material breach of this agreement.

8.3	Arbitration. If Regado seeks arbitration of a dispute under Section 8.2 or either Archemix or Regado seeks arbitration under any other section of this agreement that provides for arbitration of a dispute, the arbitration shall be conducted in accordance with the rules of the American Arbitration Association in effect at that time. The arbitration shall be conducted so as to be concluded within [***] days from the initiation of the proceeding. The arbitration shall be overseen by a panel of [***] arbitrators with experience in the bio-pharmaceutical field. Each Party shall choose [***] arbitrator and the [***] so chosen shall choose the [***] arbitrator. The Parties shall bear their own internal costs (including their respective legal fees) in connection with the arbitration and shall share equally the fees and expenses of the arbitration. The arbitration shall take place in New York.
9	CONFIDENTIALITY AND PUBLICITY
9.1	Proprietary Information, Exceptions. Each Party will maintain all Proprietary Information of the other Party received by it under this Agreement in trust and confidence and will not disclose any such Proprietary Information of the other Party to any Third Party or use any such Proprietary Information of the other Party for any purposes other than those necessary or permitted for performance under this Agreement without the express prior written permission of the other Party. Neither Party shall use Proprietary Information of the other Party for any purpose or in any manner that would constitute a violation of any laws or regulations, including without limitation the export control laws of the United States. Neither Party shall disclose Proprietary Information of the other Party to any employee, agent, consultant, Affiliate, or sublicensee who does not have a need for such information. To the extent that disclosure is authorized by this Agreement, the disclosing Party will obtain prior agreement, from its employees, directors, agents, consultants, Affiliates, sublicensees or clinical investigators to whom disclosure is permitted to be made, to obligations to hold in confidence and not make use of such Proprietary Information of the other Party for any purpose other than those permitted by this Agreement, that are at least as restrictive as those of this Section 9.1. Each Party will use at least the same standard of care as it uses to protect its own Proprietary Information of a similar nature to ensure that such employees, agents, consultants and clinical investigators do not disclose or make any unauthorized use of Proprietary Information of the other Party, but no
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

less than reasonable care. Each Party will notify the other Party promptly upon discovery of any unauthorized use or disclosure of the Proprietary Information of the other Party. Notwithstanding the above, the parties hereby grant to each other permission to make reasonable disclosures to potential investors or collaborators to facilitate business discussions subject to such investor or collaborator entering into a confidentiality agreement of similar scope to this Section 9.
Proprietary Information shall not include any information that the receiving Party can demonstrate by competent written evidence:
i.	is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, its employees or contractors in breach hereof, generally known or available;

ii.	is known by the receiving Party at the time of receiving such information, as evidenced by its contemporaneous written records;

iii.	is hereafter furnished to the receiving Party by a Third Party, as a matter of right and without restriction on disclosure; or

iv.	is independently developed by the receiving Party without any breach of this Agreement, as shown by independent, contemporaneous, written records.
9.2	Authorized Disclosure. Notwithstanding any other provision of this Agreement, each Party may disclose Proprietary Information if such disclosure:
i.	is in response to a valid order of a court or other governmental body of the United States or a foreign country, or any political subdivision thereof; provided, however, that the receiving Party shall first have given notice to the other Party hereto to allow the other Party the opportunity to obtain a protective order, with the reasonable cooperation of the receiving Party as necessary, requiring that the Proprietary Information so disclosed be used only for the purposes for which the order was issued;

ii.	is otherwise required by governmental law, rule or regulation, including without limitation rules or regulations of the U.S. Securities and Exchange Commission, or by rules of the National Association of Securities Dealers; provided, however, that the receiving Party shall first have given notice to the other Party hereto in order to allow such Party the opportunity to seek confidential treatment of the Proprietary Information; or

iii.	is otherwise necessary to prosecute or defend litigation or comply with applicable governmental regulations or otherwise enforce obligations under this Agreement, but only to the extent that any such disclosure is necessary for such enforcement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

9.3	Return of Proprietary Information. Upon the termination or expiration of this Agreement, each Party shall, at the other Party’s option, promptly return or destroy all Proprietary Information received by it from such other Party and shall certify in writing to such other Party the completion thereof.

9.4	Publicity. Neither Party shall make a public announcement of this Agreement or the relationship between the Parties or Interested Parties without the other Party’s prior written consent. The Parties intend to issue a mutually agreed upon press release within thirty (30) days after the Effective Date.
10	PATENTS
10.1	Prosecution and Maintenance. Archemix shall be solely responsible for and shall control, at its sole cost, the preparation, filing, prosecution and maintenance of the Licensed Patent Rights.

10.2	Enforcement.
10.2.1	Notice. Each Party shall promptly notify the other in writing upon becoming aware of any actual or potential infringement or misappropriation of any Licensed IP Rights by Third Parties within the Territory and shall provide any information available to that Party relating to such actual or potential infringement or misappropriation. Regado shall have no rights with respect to any infringement or misappropriation of Licensed IP Rights that occurs outside of the Field except the right to receive notice pursuant to this Section 10.2.1; provided however, that, to the extent within the control of Archemix, Archemix shall not enter into any settlement, consent judgment or other voluntary final disposition with respect to any such infringement or misappropriation if it would have a material adverse effect on any Licensed IP Rights within the Field without the prior consent of Regado, which consent shall not be unreasonably withheld.

10.2.2	Enforcement of Licensed Patent Rights. Within 60 days of receipt of notice under Section 10.2.1 of any infringement of Licensed Patent Rights within the Field or with respect to any Licensed Products within the Field, the Parties shall confer to determine whether to bring suit (or take other appropriate legal action) and what actions to take (including which patents will be asserted) against the actual, alleged or threatened infringement. If the Parties can not agree on how to proceed, no suit shall be brought by either Party pending submission of the matter to arbitration under the provisions of Section 8.3. Regado shall have the primary right, but not the obligation, to initiate, prosecute and control any action with respect to such infringement, by counsel of its own choice, to secure the cessation of the infringement or to enter suit against the infringer; provided, however, that in the event the validity or enforceability of any Licensed Patent Right is challenged, or is otherwise at issue in such an action, then Archemix
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

shall have the right, at its discretion, to assume control of this part of action, including without limitation, all aspects of claim construction, with counsel of its own choice.. In any case controlled by Regado, Archemix and/or Gilead shall have the right to participate in any such action and to be represented by counsel of its own choice and at its own expense. If Regado fails to exercise its right to bring an action or proceeding to so enforce a Licensed Patent Right within a period of [***] days after receipt of written notice of infringement of such Licensed Patent Right, then Archemix and/or Gilead (as they shall determine) shall have the right to bring and control any such action by counsel of their own choice and at its own expense. In such an event, Gilead shall have the right to extend the right to participate in and control, as applicable, any such action to its Affiliates and sublicensees, as Gilead in its sole discretion deems necessary to satisfy its obligations to such other sublicensees of the Licensed Patent Rights. If any such action or proceeding is brought by an Interested Party hereunder, the other Interested Parties agree to be joined as necessary as party plaintiffs and to give the Interested Party bringing suit reasonable assistance and authority to control, file and prosecute the suit as necessary, at the sole expense of the Interested Party bringing suit. The costs and expenses of the Interested Party bringing suit under this Section 10.2.2 (including the internal costs and expenses specifically attributable to such suit) shall be reimbursed first out of any damages or other monetary awards recovered in favor of the Interested Parties, and any remaining damages shall be paid to the Interested Party that controlled such action. No settlement or consent judgment or other voluntary final disposition of a suit under this Section 10.2.2 relating to a Licensed Patent Right may be entered into without the consent of the Interested Parties not controlling such action, such consent not to be unreasonably withheld, delayed or conditioned. If either of the Interested Parties not controlling the action do not consent to the proposed settlement, consent judgement or other voluntary final disposition, the Interested Party controlling the disposition can request expedited arbitration of the failure to consent under the terms of Section 8.3. The Interested Party(ies) not prevailing in the arbitration shall pay the cost of the arbitration.
10.3	Infringement of Third Party Rights.
10.3.1	Notice of Claim. If the practice of the Licensed IP Rights by Regado, its Affiliates or Sublicensees, in accordance with the licenses granted under Section 2 hereof, results in a claim of patent infringement against Regado, its Affiliates or Sublicensees, the Party to this Agreement first having notice of that claim shall promptly notify the other Party and Gilead in writing. The notice shall set forth the facts of the claim in reasonable detail.

10.3.2	Resolution of Claims. If a Third Party asserts that a patent or other right owned by or licensed to it is infringed within a country by the practice of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

the Licensed IP Rights by Regado, its Affiliates or Sublicensees, in accordance with the licenses granted under Section 2 hereof, Regado may attempt to resolve the asserted infringement; provided, however that Archemix and/or Gilead shall have the right, as they shall determine in their sole discretion, to participate in any such resolution and to be represented by counsel of their own choice and at their own expense. Regado shall control the process to resolve any such infringement. The matter shall be deemed resolved if Regado obtains (i) a license permitting Regado to manufacture, use, import, offer for sale and sell Licensed Products in that country on a royalty-free basis (ii) a legally binding statement or representation from the Third Party that (A) no action will be taken against Regado, its Affiliates or its Sublicensees, or (B) that the patent or other right is not infringed by the practice of the Licensed IP Rights by Regado, its Affiliates or its Sublicensees in such country or (iii) a final judgment by a court of competent jurisdiction from which no appeal has or can be taken that the Third Party’s patent(s) alleged to be infringed is invalid, or the Third Party’s patent(s) or other right(s) are unenforceable or not infringed by the practice of the Licensed IP Rights by Regado, its Affiliates or Sublicensees. Regado shall have the primary right to defend any such claim. Archemix and/or Gilead shall have the right, but not the obligation, to participate in any such suit at its sole option and at its own expense. Each Interested Party shall reasonably cooperate with the Interested Parties conducting the defense of the claim. The Interested Party conducting the defense shall not enter into any settlement that affects the other Interested Parties’ rights or interests without such other Interested Parties’ prior written consent, not to be unreasonably withheld, delayed or conditioned. . If either of the Interested Parties not conducting the defense do not consent to the proposed settlement or other voluntary final disposition, the Interested Party controlling the defense can request expedited arbitration of the failure to consent under the terms of Section 8.3. The Interested Party(ies) not prevailing in the arbitration shall pay the cost of the arbitration.
11	TERMINATION
11.1	Expiration. Subject to the provisions of Sections 11.2, 11.3 and 11.4 below, this Agreement shall expire on the expiration of the last Valid Claim within the Licensed IP Rights.

11.2	Termination for Cause. A Party may terminate this Agreement upon or after the material breach of this Agreement by the other Party if the other Party has not cured such material breach within [***] days after written notice thereof by the non-breaching Party.

11.3	Effect of Expiration or Termination. Upon expiration of this Agreement under Section 11.1, Regado shall have a paid up, exclusive, worldwide license under the Licensed Know-How Rights for use in the Field. Expiration or termination of this
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Agreement shall not relieve the Parties of any obligation accruing prior to or upon such expiration or termination, and, in addition to any provisions of this Agreement which by their terms are to continue after expiration or termination of this Agreement, the provisions of Sections 2.2, 2.4, 2.5, 3.1, 4.2, 9, 10, 11, 12, 13 and 14.3 shall survive the expiration or termination of this Agreement. Without limiting the foregoing, in the event of a termination by Archemix for cause or termination by Regado without cause, Regado shall continue to pay amounts that would have become due and payable hereunder in connection with manufacture, use, sale, offer for sale, having sold or importing products that would have been Licensed Products had the Agreement not terminated, and such Sublicense Income as would have become due and payable in connection with the grant of rights relating to any such products.
11.4	Rights Upon Termination. In the event of termination of this Agreement under Section 11.2 or Section 11.3, the license granted by Archemix to Regado under Section 2.1 shall immediately terminate and Regado shall cease all activities relating to the manufacture, use or sale of any and all Licensed Products after such a termination.

11.5	Termination at Will. Regado can terminate this Agreement at will on [***] days written notice to Archemix.
12	INDEMNIFICATION
12.1	Indemnification by Regado. Regado shall indemnify, defend and hold harmless Gilead, its Affiliates and UTC and any of their respective directors, officers, employees and agents (each, a “Gilead Indemnitee”), and Archemix, and its respective directors, officers, employees and agents (each, a “Archemix Indemnitee”) from and against any Damages that are incurred by a Gilead Indemnitee or Archemix Indemnitee as a result of Third Party claims, demands, actions or proceedings (collectively, the “Claims”) to the extent such Claims arise out of:
i.	the breach or alleged breach of any representation or warranty by Regado hereunder;

ii.	failure to perform duly and punctually any of Regado’s covenants or undertakings under this Agreement, including, without limitation Regado’s covenants in Section 13 hereof;

iii.	the possession, research, development, manufacture, use, offer for sale, sale or other commercialization, distribution, administration, storage or transport, by Regado or its Affiliates or Sublicensees of (A) any Aptamers or Licensed Products or (B) any other Licensed Products, services and activities developed by Regado relating to the Licensed IP Rights, including any Licensed Products or Aptamers; and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

iv.	any negligence or intentional act by Regado pertaining to this Agreement that Damages Archemix.
12.2	Procedure. Archemix promptly shall notify Regado of any claim, demand, action or other proceeding for which Archemix intends to claim indemnification. Regado shall have the right to participate in, and to the extent Archemix so desires jointly with any other indemnitor similarly noticed, to assume the defense thereof with counsel selected by Regado; provided, however, that Archemix shall have the right to retain its own counsel, with the fees and expenses to be paid by Archemix. The indemnity obligations under this Section 12 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the prior express written consent of Regado, which consent shall not be unreasonably withheld or delayed. The failure to deliver notice to Regado within a reasonable time after notice of any such claim or demand, or the commencement of any such action or other proceeding, if prejudicial to its ability to defend such claim, demand, action or other proceeding, shall relieve such Indemnitor of any liability to Archemix under this Section 12 with respect thereto, but the omission so to deliver notice to Regado shall not relieve it of any liability that it may have to Archemix other than under this Section 12. Regado may not settle or otherwise consent to an adverse judgment in any such claim, demand, action or other proceeding, that diminishes the rights or interests of Archemix without the prior express written consent of Archemix, which consent shall not be unreasonably withheld or delayed. Archemix, its employees and agents, shall reasonably cooperate with Regado and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this Section 12.

12.3	Insurance. Regado shall maintain insurance with respect to the research, development and commercialization of Licensed Products by Regado in such amount as U.S-based bio-pharmaceutical companies customarily maintain with respect to the research, development and commercialization of similar products. Regado shall maintain such insurance for so long as it continues to research, develop or commercialize any Licensed Products, and thereafter for a period of [***] years.

12.4	Indemnification by Archemix. Archemix shall indemnify, defend and hold harmless Regado and any of its respective directors, officers, employees and agents (each, a “Regado Indemnitee”), from and against any Damages that are incurred by a Regado Indemnitee as a result of Third Party claims, demands, actions or proceedings (collectively, the “Claims”) to the extent such Claims arise out of:
i.	the breach or alleged breach of any representation or warranty by Archemix hereunder;

ii.	failure to perform duly and punctually any of Archemix’s covenants or undertakings under this Agreement; and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

iii.	any negligence or intentional act by Archemix pertaining to this Agreement that Damages Regado.
12.5	Procedure. Regado promptly shall notify Archemix of any claim, demand, action or other proceeding for which Regado intends to claim indemnification. Archemix shall have the right to participate in, and to the extent Regado so desires jointly with any other indemnitor similarly noticed, to assume the defense thereof with counsel selected by Archemix; provided, however, that Regado shall have the right to retain its own counsel, with the fees and expenses to be paid by Regado. The indemnity obligations under this Section 12 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the prior express written consent of Archemix, which consent shall not be unreasonably withheld or delayed. The failure to deliver notice to Archemix within a reasonable time after notice of any such claim or demand, or the commencement of any such action or other proceeding, if prejudicial to its ability to defend such claim, demand, action or other proceeding, shall relieve such Indemnitor of any liability to Regado under this Section 12 with respect thereto, but the omission so to deliver notice to Archemix shall not relieve it of any liability that it may have to Regado other than under this Section 12. Archemix may not settle or otherwise consent to an adverse judgment in any such claim, demand, action or other proceeding, that diminishes the rights or interests of Regado without the prior express written consent of Regado, which consent shall not be unreasonably withheld or delayed. Regado, its employees and agents, shall reasonably cooperate with Archemix and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this Section 12.
13	REPRESENTATIONS AND WARRANTIES
13.1	Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as follows:
13.1.1	Corporate Existence. Such Party is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated.

13.1.2	Authorization and Enforcement of Obligations. Such Party (a) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

13.1.3	Consents. All necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by such Party in connection with this Agreement have been obtained.

13.1.4	No Conflict. The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations, and (b) do not conflict with, or constitute a default under, any contractual obligation of it.
13.2	Regado Representations and Warranties. Regado acknowledges and agrees that it has been provided a copy of the documents listed in Schedule B. Regado represents and warrants that it has read and understands the contents of such documents.

13.3	Warranty Disclaimer. Except as expressly provided in this Section 13, neither party makes any representation or warranty as to any licensed intellectual property rights, express or implied, either in fact or by operation of law, by statute or otherwise, including without limitation any implied warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights, or warranty against infringement, or otherwise, and each party specifically disclaims any and all implied or statutory warranties. without limiting the generality of the foregoing, archemix makes no warranties as to the validity or enforceability of any licensed ip rights. Without limiting the foregoing, each Party acknowledges that it has not and is not relying upon any implied warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights, or warranty against infringement, or otherwise, or upon any representation or warranty whatsoever as to the prospects (financial, regulatory or otherwise), or the validity or likelihood of success, of any Licensed Products or services based on the Licensed IP Rights or any Archemix intellectual property after the Effective Date.
14	MISCELLANEOUS
14.1	Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties to the other shall be in writing and addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor, and shall be effective upon receipt by the addressee.

If to Archemix:	1 Hampshire St
Cambridge, MA 02139
Attention: EVP, Corporate Development
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

If to Regado:

Attention:

14.2	Assignment. Except as otherwise expressly provided under this Agreement neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred (whether voluntarily, by operation of law or otherwise), without the prior express written consent of the other Party; provided, however, that either Party may, without such consent, assign this Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger, consolidation, change in control or similar transaction or in the case of Regado in connection with any sale or transfer of rights to any of the Licensed Products. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment or transfer in violation of this Section 14.2 shall be void.

14.3	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof.

14.4	Entire Agreement. This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof. All express or implied representations, agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement.

14.5	Independent Contractors. Each Party hereby acknowledges that the Parties shall be independent contractors and that the relationship between the parties shall not constitute a partnership, joint venture or agency. Neither Party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior consent of the other Party to do so.

14.6	Waiver. The waiver by a Party of any right hereunder, or of any failure to perform or breach by the other Party hereunder, shall not be deemed a waiver of any other right hereunder or of any other breach or failure by the other party hereunder whether of a similar nature or otherwise.

14.7	Force Majeure. Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party including but not limited to fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other Party.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

14.8	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

Archemix Corp.

By

Title

Regado Inc.

By

Title

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule A. Archemix Patents and Patent Applications

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MATTER NO	CTRY	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule B. List of [***]
MISCELLANEOUS [***] I
[***]
[***]
[***]
[***]
      [***]
[***]
US Patent No. [***] — available on the Patents Referenced in Misc. [***] CDROM
[***]
Reexamination Certificate – US Patent No. [***] (dated April 7, 1998)
US Patent No. [***] (dated August 11, 1998)
US Patent No. [***] (dated November 14, 1995)
US Patent No. [***] (dated November 11, 1997)
US Patent No. [***] (dated February 8, 2000)
[***]
US Patent No. [***] — available on the Patents Referenced in Misc. [***] CDROM
[***]
[***];
      [***]
[***];
      [***]
[***] [***]
[***]
     [***]
[***]
[***]
     [***]
US Patents [***]; [***] [***] and [***] are available on the
     Patents Referenced in Misc. [***] CDROM
[***]
[***]
US Patents [***]; [***]; [***]; [***] and [***] are available on the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     Patents Referenced in Misc. [***] CDROM
[***]
[***]
[***]
[***]
      [***]
[***]
      [***]
[***]

European Patent No. [***] in both German and English (Application dated September 14, 1993)
[***]
WO [***] (EP Patent Application No. [***]) is available on the Patents Referenced in Misc. [***] CDROM
[***]
[***]
[***]
[***].
[***].
MISCELLANEOUS [***] 2
[***]
Third New Divisional Application

[***]
[***]
January 22, 2001
March 27, 2000
January 26, 2000
March 9, 1999
January 19, 1999
February 18, 1998
October 2, 1997
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

September 12, 1997
July 28, 1997
July 17, 1997
February 19, 1997
February 9, 1996
February 8, 1996
January 26, 1996
[***]
[***]
[***]
List of 6 pages
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.